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                                PIPER FUNDS INC.
                              PIPER FUNDS INC.--II
                         PIPER INSTITUTIONAL FUNDS INC.

                                POWER OF ATTORNEY

     Each of the undersigned, a duly elected director and/or officer of Piper Funds Inc., Piper Funds Inc.--II and Piper Institutional Funds Inc. (individually, a "Fund") hereby constitutes and appoints Paul A. Dow, William
H. Ellis, Robert H. Nelson and Susan S. Miley, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to each Fund's Registration Statement on Form N-1A, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.



        Signature                  Title                       Date
        ---------                  ------                      -----
  /s/ Paul A. Dow                  President                November 15, 1996
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Paul A. Dow

 /s/ Robert H. Nelson              Treasurer                November 15, 1996
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Robert H. Nelson

  /s/ David T. Bennett              Director                November 15, 1996
---------------------------
David T. Bennett

 /s/ Jaye F. Dyer                  Director                 November 15, 1996
----------------------------
Jaye F. Dyer

 /s/ William H. Ellis              Director                 November 15, 1996
-----------------------------
William H. Ellis

 /s/ Karol D. Emmerich             Director                 November 15, 1996
-----------------------------
Karol D. Emmerich

 /s/ Luella G. Goldberg            Director                 November 15, 1996
-----------------------------
Luella G. Goldberg

 /s/ David A. Hughey               Director                 November 15, 1996
------------------------------
David A. Hughey

 /s/ George Latimer                Director                 November 15, 1996
------------------------------
George Latimer